EXHIBIT 99.2
                                 ------------

                            A Novation Confirmation

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[BEAR STEARNS LOGO OMITTED]
                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009



DATE:                      September 28, 2006

TO:                        The Bank of New York, not in its individual
                           capacity, but solely as Trustee of the Supplemental
                           Interest Trust for CWALT, Inc. Alternative Loan
                           Trust 2006-30T1
ATTENTION:                 Courtney Bartholomew
TELEPHONE:                 212-815-3236
FACSIMILE:                 212-815-3986

TO:                        The Royal Bank of Scotland
ATTENTION:                 Mr. David Jones
TELEPHONE:                 011-44-207-085-2468
FACSIMILE:                 011-44-207-085-6724

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

RE:                        Novation Confirmation

REFERENCE NUMBER(S):       FXNEC8721-BXNE196752

The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below. This Novation Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

1. The definitions and provisions contained in the 2004 ISDA Novation Definitions (the "Definitions") and the terms and provisions of the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) the 2000 ISDA Definitions, and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2. The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

        Novation Trade Date:                  September 28, 2006
        Novation Date:                        September 28, 2006
        Novated Amount:                       USD 56,058,987.14
        Transferor 1:                         The Royal Bank of Scotland plc
        Transferor 2:                         Bear Stearns Bank plc
        Transferee 1:                         The Bank of New York, not in its
                                              individual capacity, but solely
                                              as Trustee of the Supplemental
                                              Interest Trust for CWALT, Inc.
                                              Alternative Loan Trust 2006-30T1
        Transferee 2:                         Bear Stearns Financial Products
                                              Inc.
        New Agreement (between Transferee 1   The Master Agreement as defined
        and Transferee 2):                    in the New Confirmation


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Reference Number: FXNEC8721-BXNE196752 - Novation Confirmation
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-30T1
September 28, 2006
Page 2 of 2


3. The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

        Reference Number of Old Transaction:  BXNE196752
        Trade Date of Old Transaction:        August 24, 2006
        Effective Date of Old Transaction:    October 25, 2006
        Termination Date of Old Transaction:  November 25, 2012

4. The terms of the New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

        Full First Calculation Period:        Applicable, commencing on
                                              October 25, 2006

5. Offices:

        Transferor 1:                         London
        Transferor 2:                         Not Applicable
        Transferee 1:                         New York
        Transferee 2:                         Not Applicable

The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning a facsimile of the fully-executed Novation Confirmation to 212-272-9857. Transferor 1 and Transferor 2, by their respective execution of a copy of this Novation Confirmation, each agrees to the terms of the Novation Confirmation as it relates to the Old Transaction. Transferee 1 and Transferee 2, by their respective execution of a copy of this Novation Confirmation, each agrees to the terms of the Novation Confirmation as it relates to the New Transaction. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6223.

Bear Stearns Financial Products Inc.   The Bank of New York, not in its
                                       individual capacity, but solely as
                                       Trustee of the Supplemental Interest
                                       Trust for CWALT, Inc. Alternative

By:    /s/ Annie Manevitz              Loan Trust 2006-30T1
     --------------------------------
        Name: Annie Manevitz
        Title: Authorized Signatory
        Date:                          By:     /s/ Courtney Bartholomew
                                           -----------------------------------
                                               Name: Courtney Bartholomew
                                               Title: Vice President
                                               Date:

Bear Stearns Bank plc                  The Royal Bank of Scotland



By:    /s/ Susan Donlon                By:     /s/ Deborah Pfeifer
     --------------------------------       ----------------------------------
        Name: Susan Donlon                     Name: Deborah Pfeifer
        Title: Authorized Signatory            Title: Vice President
        Date:                                  Date:

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